SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 25, 2001
                                                          --------------


                                PHOTOWORKS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Washington                000-15338             91-0964899
------------------       ----------------------     ------------------
  (State or other         (Commission File No.)       (I.R.S. Employer
  jurisdiction of                                     Identification No.)
   incorporation)


                              1260 16th Avenue West
                            Seattle, Washington 98119
-------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (206) 281-1390
                                                           ---------------

Item 5.  Other Events.
         ------------

         On April 26, 2001, PhotoWorks, Inc. (the "Company") issued a press release relating to the closing of a $2,499,750 debenture financing. The April 26, 2001 press release is attached to this report at Exhibit 99.1.

         In the financing with Zesiger Capital Group LLC and its affiliates, the Company issued $2,499,750 in subordinated convertible debentures which are convertible into shares of Series B Preferred Stock one year from the closing. The Debentures mature on April 25, 2006 and accrue interest at the rate of 7% per annum. The Series B Preferred Stock is convertible into shares of common stock at an initial conversion price of $0.75 per share.

         The terms of the Series B Preferred are set forth in the Articles of Amendment which are attached to this report as Exhibit 3.1 and incorporated herein by reference. The Debentures are convertible into Series B Preferred at any time after April 25, 2002. The holders of Debentures and holders of Series B Preferred have rights to approve certain corporate actions but otherwise the holders of Series B Preferred vote as a single class with the common stock on an as-converted basis. The Series B Preferred is entitled to a liquidation preference of $150 per share of Series B Preferred, in preference to the holders of common stock and subordinate only to the liquidation preference of the Series A Preferred Stock.

         In connection with the debenture financing, the Company entered into an Investor Rights Agreement which requires the Company to use its best efforts to register on Form S-1 or Form S-3 the shares of common stock issuable upon conversion of the Series B Preferred by March 31, 2002.
Item 7.  Exhibits.
         --------

         3.1      Articles of Amendment dated April 24, 2001.

         3.2      Articles of Correction dated April 25, 2001.

         4.1 Form of Debenture to be issued to purchasers under the Subordinated Convertible Debenture Purchase Agreement dated April 25, 2001.

         10.1 Subordinated Convertible Debenture Purchase Agreement dated April 25, 2001 by and among the Company and the Purchasers listed on Schedule 1 thereto.

         10.2 Investor Rights Agreement dated April 25, 2001 by and among the Company and the purchasers listed on Exhibit A thereto.

         99.1     Press Release issued by the Company on April 26, 2001.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            PHOTOWORKS, INC.




                                            By:      /s/ Loran Cashmore Bond
                                                     -----------------------
                                                     Loran Cashmore Bond
                                                     Chief Financial Officer and
                                                     Treasurer



         Date:  April 26, 2000

                                  EXHIBIT INDEX

         3.1      Articles of Amendment dated April 24, 2001.

         3.2      Articles of Correction dated April 25, 2001.

         4.1 Form of Debenture to be issued to purchasers under the Subordinated Convertible Debenture Purchase Agreement dated April 25, 2001.

         10.1 Subordinated Convertible Debenture Purchase Agreement dated April 25, 2001 by and among the Company and the Purchasers listed on Schedule 1 thereto.

         10.2 Investor Rights Agreement dated April 25, 2001 by and among the Company and the purchasers listed on Exhibit A thereto.

         99.1     Press Release issued by the Company on April 26, 2001.